SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                      ----------------------
                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):
                         November 1, 1996

                       HSBC AMERICAS, INC.
        (Exact name of registrant as specified in charter)

DELAWARE                         I-2940               22-1093160
(State or other juris-           (Commission         (IRS Employer
diction of incorporation)        File Number         Identification No.)

ONE MARINE MIDLAND CENTER, BUFFALO, NEW YORK  14203
(Address of principal executive offices)

Registrant's telephone number, including area code: (716) 841-2424


                          Not Applicable
                 (Former name or former address,
                     if changed since report)



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Item 5.    Other Events

           Reference is made to the (1) Senior Indenture dated as of October 24, 1998, between HSBC Americas, Inc. (the "Corporation") and Bankers Trust Company, as Trustee, filed herewith as Exhibit 4(e); (2) Subordinated Indenture dated as of October 24, 1996, between the Corporation and Bankers Trust Company, as Trustee, filed herewith as Exhibit 4(f); and (3) Form of the Corporation's 7.00% Subordinated Notes due
           November 1, 2006, filed herewith as Exhibit 4(g); which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
           (c)  Exhibits

Exhibit 4(e) Senior Indenture, dated as of October 24, 1996, between the Corporation and Bankers Trust Company, as Trustee.

Exhibit 4(f)   Subordinated Indenture, dated as of October 24,
               1996, between the Corporation and Bankers Trust
               Company, as Trustee.

Exhibit 4(g)   Forms of the Corporation's 7.00% Subordinated
               Notes due November 1, 2006.




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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 HSBC AMERICAS, INC.

                                 -------------------
                                 (REGISTRANT)

                                 /s/ GERALD A. RONNING
                                 ---------------------
                                 NAME:  GERALD A. RONNING
                                 TITLE: EXECUTIVE VICE PRESIDENT &
                                        CONTROLLER

Date:  November 1, 1996



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